NorCap Funds, Inc.
Supplement to Statement of Additional Information
Dated July 15, 2003

NorCap Growth Fund

This Supplement updates certain information contained in the currently effective Statement of Additional Information for the above-referenced fund (the "Fund").

Effective April 7, 2004, Robert T. Peters resigned as a director of the Fund and Christopher M. Miller was appointed by the board as his replacement. Accordingly, the table labeled "Directors and Officers - Independent Directors" is deleted and replaced with the following:

Name, Address and Age	Position(s) Held with Fund	Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
John R. Walsh 4781 Hayes Road P.O. Box 1587 Madison, Wisconsin 53701 Age: 47	Director since June 2003	Indefinite	Mr. Walsh is Vice President, Brokerage and Commercial Development of Munz Corporation, a commercial real estate brokerage, development and management company. He has held this position since 1994.	1	None
Christopher M. Miller N56W24879 North Corporate Circle, Suite 100 Sussex, Wisconsin 53089 Age: 39	Director since April 2004	Indefinite	Mr. Miller has been an owner of Great Lakes Sales & Engineering, Inc., a manufacturers' representative agency, for the past 15 years.	1	None
Kirsten E. Spira 3211 Topping Road Madison, Wisconsin 53704 Age: 34	Director since June 2003	Indefinite	Since August 1998, Ms. Spira has been an attorney at Boardman Law Firm practicing in the areas of banking and securities.	1	None

The date of this Supplement is May 7, 2004. Please retain this Supplement with the Statement of Additional Information.